EXHIBIT 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of TSI Telecommunication Holdings, LLC and TSI Telecommunication Services Inc. (the “Companies”) on Form 10-Q/A for the period ended September30, 2002 (the “Report”), I, G. Edward Evans, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: April 3, 2003	/s/ G. EDWARD EVANS
G. Edward Evans
Chief Executive Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.